SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 28, 2004

FIDELITY SOUTHERN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	0-22374	58-1416811

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3490 Piedmont Road, Suite 1550, Atlanta, Georgia 30305

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including area code: (404) 240-1504

'

Item 7.      Financial Statements and Exhibits.

(c)      Exhibits.

The following exhibits are furnished herewith:

99.1	Presentation materials distributed by Fidelity Southern Corporation at KBW Honor Roll & Fifth Annual Community Bank Investor Conference on July 28, 2004.

99.2	Supplemental historical financial highlights data sheet distributed by Fidelity Southern Corporation at KBW Honor Roll & Fifth Annual Community Bank Investor Conference on July 28, 2004.

99.3	Press release distributed by Fidelity Southern Corporation at KBW Honor Roll & Fifth Annual Community Bank Investor Conference on July 28, 2004 regarding Fidelity Southern Corporation’s 2004 second quarter results (incorporated by reference herein as Exhibit 99.1 to Fidelity Southern Corporation’s Form 8-K filed on July 21, 2004).

Item 9.      Regulation FD Disclosure

Item 12.     Results of Operations and Financial Condition.

The following information is being furnished pursuant to both Item 9 and Item 12.

Incorporated by reference are the materials presented by Fidelity Southern Corporation at the KBW Honor Roll & Fifth Annual Community Bank Investor Conference and originally distributed on July 28, 2004, attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY SOUTHERN CORPORATION

BY:	/s/ M. Howard Griffith, Jr. M. Howard Griffith, Jr. Chief Financial Officer

Date: July 28, 2004

3

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Presentation materials distributed by Fidelity Southern Corporation at KBW Honor Roll & Fifth Annual Community Bank Investor Conference on July 28, 2004.

99.2	Supplemental historical financial highlights data sheet distributed by Fidelity Southern Corporation at KBW Honor Roll & Fifth Annual Community Bank Investor Conference on July 28, 2004.

99.3	Press release distributed by Fidelity Southern Corporation at KBW Honor Roll & Fifth Annual Community Bank Investor Conference on July 28, 2004 regarding Fidelity Southern Corporation’s 2004 second quarter results (incorporated by reference herein as Exhibit 99.1 to Fidelity Southern Corporation’s Form 8-K filed on July 21, 2004).

4